                         SECOND RESTRUCTURING AGREEMENT

         This SECOND RESTRUCTURING AGREEMENT (the "Agreement") is entered into as of May 27, 1997 by and among TEACHER RETIREMENT SYSTEM OF TEXAS ("TRS"), WESTIN HOTEL COMPANY ("Westin"), WESTIN REALTY CORP. ("Westin Realty"), ST. FRANCIS HOTEL CORPORATION ("St. Francis Hotel Corporation"), THE WESTIN ST. FRANCIS LIMITED PARTNERSHIP ("St. Francis Hotel Partnership"), 909 NORTH MICHIGAN AVENUE CORPORATION ("Chicago Hotel Corporation"), THE WESTIN CHICAGO LIMITED PARTNERSHIP ("Chicago Hotel Partnership") and WESTIN HOTELS LIMITED PARTNERSHIP ("WHLP," and together with Westin, Westin Realty, St. Francis Hotel Corporation, St. Francis Hotel Partnership, Chicago Hotel Corporation and Chicago Hotel Partnership, collectively, the "Westin Parties").

                                 R E C I T A L S

         A. On or about August 21, 1986, TRS made a loan (the "St. Francis Loan") to St. Francis Hotel Corporation in the principal amount of $83,325,000. The St. Francis Loan is evidenced by that certain Promissory Note dated as of August 21, 1986, by St. Francis Hotel Corporation in favor of TRS, as amended by that certain First Amendment To Promissory Note dated as of June 2, 1994 and by that certain Second Amendment to Promissory Note of even date herewith (as further amended from time to time, the "St. Francis Note"), and is secured by a first-priority, properly recorded lien on The Westin St. Francis (the "St. Francis Hotel") and other Mortgaged Property (as defined in the St. Francis Deed of Trust, as hereinafter defined) pursuant to that certain Deed Of Trust, Financing Statement, Security Agreement And Fixture Filing (With Assignment Of Rents And Leases) dated as of August 21, 1986, by St. Francis Hotel Corporation, as Trustor, to Transnation Title Insurance Company (formerly known as Transamerica Title Insurance Company), as Trustee (the "Trustee") for the benefit of TRS, as Beneficiary, as amended by that certain First Amendment To Deed Of Trust, Financing Statement, Security Agreement And Fixture Filing (With Assignment Of Rents And Leases) dated as of June 2, 1994 and by that certain Second Amendment to Deed of Trust, Financing Statement, Security Agreement and Fixture Filing of even date herewith (as further amended from time to time, the "St. Francis Deed of Trust"). The St. Francis Note, the St. Francis Deed of Trust and all other Loan Documents (as defined in the St. Francis Deed of Trust) shall hereinafter be referred to as the "St. Francis Loan Documents."

         B. On or about August 21, 1986, TRS made a loan (the "Chicago Loan," and together with the St. Francis Loan, collectively, the "Loans") to Chicago Hotel Corporation in the principal amount of $32,825,000. The Chicago Loan is evidenced by that certain Promissory Note dated as of August 21, 1986, by Chicago Hotel Corporation in favor of TRS, as amended by that certain First Amendment To Promissory Note dated as of June 2, 1994 and by that certain Second Amendment to Promissory Note of even date herewith (as further amended from time to time, the "Chicago Note"), and is secured by a first-priority, properly recorded lien on The

Westin Hotel, Chicago (the "Chicago Hotel," and together with the St. Francis Hotel, collectively, the "Hotels") and other Premises (as defined in the Mortgage, as defined below) pursuant to that certain Mortgage and Security Agreement by Chicago Hotel Corporation, as Mortgagor, in favor of TRS, as Mortgagee, as amended by that certain First Amendment To Mortgage And Security Agreement dated as of June 2, 1994 and by that certain Second Amendment to Mortgage and Security Agreement of even date herewith (as further amended from time to time, the "Chicago Mortgage"). The Chicago Note, the Chicago Mortgage and all other Loan Documents (as defined in the Chicago Mortgage) shall hereinafter be referred to as the "Chicago Loan Documents," and the St. Francis Loan Documents and the Chicago Loan Documents shall hereinafter be collectively referred to as the "Loan Documents."

         C. Contemporaneously with the making of the St. Francis Loan, pursuant to that certain Agreement for the Contribution of Assets and the Transfer of Limited Partnership Interests dated as of August 28, 1986, between St. Francis Hotel Corporation and St. Francis Hotel Partnership, St. Francis Hotel Corporation transferred all of its right, title and interest in and to the St. Francis Hotel and the other Property (as defined therein) to St. Francis Hotel Partnership. As the assignee of St. Francis Hotel Corporation, St. Francis Hotel Partnership became subject to all of the provisions of the St. Francis Note, the St. Francis Deed of Trust and the other St. Francis Loan Documents in the same capacity as St. Francis Hotel Corporation, and consequently became jointly and severally liable with St. Francis Hotel Corporation for all of St. Francis Hotel Corporation's obligations and liabilities under the St. Francis Note, the St. Francis Deed of Trust and the other St. Francis Loan Documents. St. Francis Hotel Corporation and St. Francis Hotel Partnership shall hereinafter be referred to individually and collectively as the "St. Francis Debtor."

         D. Contemporaneously with the making of the Chicago Loan, pursuant to that certain Agreement for the Contribution of Assets and the Transfer of Limited Partnership Interests dated as of August 28, 1986, between Chicago Hotel Corporation and Chicago Hotel Partnership, Chicago Hotel Corporation transferred all of its right, title and interest in and to the Chicago Hotel and the other Property (as defined therein) to Chicago Hotel Partnership. As the assignee of Chicago Hotel Corporation, Chicago Hotel Partnership became subject to all of the provisions of the Chicago Note, the Chicago Mortgage and the other Chicago Loan Documents in the same capacity as Chicago Hotel Corporation, and consequently became jointly and severally liable with Chicago Hotel Corporation for all of Chicago Hotel Corporation's obligations and liabilities under the Chicago Note, the Chicago Mortgage and the other Chicago Loan Documents. Chicago Hotel Corporation and Chicago Hotel Partnership shall hereinafter be individually and collectively referred to as the "Chicago Debtor."

         E. Pursuant to that certain Amended and Restated Management Agreement among Westin, St. Francis Hotel Corporation, St. Francis Hotel Partnership and WHLP dated as of August 21, 1986 (the "Original St. Francis Management Agreement," and as amended from time to time, the "St. Francis Management Agreement"), and that certain Amended and Restated Management Agreement among Westin, Chicago Hotel Corporation, Chicago Hotel Partnership and WHLP dated as of August 21, 1986 (the "Original Chicago Management Agreement," and as amended from time to time, the "Chicago Management Agreement," and together with the St. Francis Management Agreement, collectively, the "Management Agreements"), Westin, among other things, manages the operations of the St. Francis Hotel and the Chicago Hotel, respectively.

         F. St. Francis Hotel Corporation is the sole general partner of St. Francis Hotel Partnership, and Chicago Hotel Corporation is the sole general partner of Chicago Hotel Partnership. Each of St. Francis Hotel Corporation and Chicago Hotel Corporation is a wholly-owned subsidiary of Westin. In addition, Westin Realty, a wholly-owned subsidiary of Westin, is the sole general partner of WHLP, which in turn is the sole limited partner of each of St. Francis Hotel Partnership and Chicago Hotel Partnership.

         G. The Parties hereto are also parties to a Restructuring Agreement dated as of June 2, 1994 (the "First Restructuring Agreement") which provided for various modifications to the Loans.

         H. The parties hereto previously executed a Term Sheet dated April 16, 1997 which set forth certain parameters of a second restructuring (the "Restructuring") more particularly described in this Agreement and the other Restructuring Documents (as hereinafter defined), pursuant to which, among other things, (i) TRS has agreed, subject to the terms and conditions set forth in the applicable Restructuring Documents, to (i) reduce the interest rates on the St. Francis Loan and the Chicago Loan, (ii) amend the prepayment provisions of those Loans, (iii) extend the maturity date of each Loan, and (iv) modify the amortization requirements of each Loan. This Agreement supercedes the Term Sheet in its entirety.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing recitals and the agreements, promises and covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

         1.1 "Restructuring Documents" shall mean (i) all of the agreements referenced in clauses (i) through (vi) of the first sentence of Section 2 hereof; and (ii) all other agreements, instruments, authorizations, and documents executed or to be executed in connection with any of the foregoing or any of the transactions contemplated thereby, as each of the foregoing agreements, instruments, authorizations and documents may be amended, restated, supplemented or otherwise modified from time to time.

         2. Effectiveness of Restructuring Documents Executed by TRS. Contemporaneously with the execution of this Agreement, TRS has executed the following Restructuring Documents: (i) that certain Second Amendment to Promissory Note of even date herewith among St. Francis Hotel Corporation and St. Francis Hotel Partnership, as Maker, and TRS, as Holder, (ii) that certain Second Amendment To Deed Of Trust, Financing Statement, Security Agreement And Fixture Filing (With Assignment Of Rents And Leases) of even date herewith among St. Francis Hotel Corporation and the St. Francis Hotel Partnership, as Trustor, TRS, as Beneficiary, and Transamerica Title Insurance Company, as Trustee for the benefit of TRS ("Second Amendment to St. Francis Deed of Trust"), (iii) that certain Second Amendment to Assignment of Leases, Assignment of Management Agreement and Subordination of Management Agreement of even date herewith among TRS, Westin, WHLP, St. Francis Hotel Corporation and St. Francis Hotel Partnership, (iv) that certain Second Amendment to Promissory Note of even date herewith among Chicago Hotel Corporation and Chicago Hotel Partnership, as Maker, and TRS, as Holder, (v) that certain Second Amendment to Mortgage and Security Agreement of even date herewith among Chicago Hotel Corporation and Chicago Hotel Partnership, as Mortgagor, and TRS, as Mortgagee ("Second Amendment to Chicago Mortgage"), and (vi) that certain Second Amendment to Assignment of Rents and Leases, Assignment of Management Agreement and Subordination of Management Agreement of even date herewith among TRS, Westin, WHLP, Chicago Hotel Corporation and Chicago Hotel Partnership. The foregoing Restructuring Documents executed by TRS shall become effective on the date (the "Effective Date") on which the following conditions have been satisfied (as determined by TRS in its sole discretion):

         2.1 Documents. TRS shall have received, in form and substance satisfactory to TRS and its counsel, fully executed originals of each of the Restructuring Documents executed by all other parties thereto.

         2.2 Corporate and Partnership Action of the Westin Parties. TRS shall have received, in form and substance satisfactory to TRS and its counsel:

                          (a) certified copies of all corporate or partnership
             action taken by each of the Westin Parties to authorize the execution, delivery and performance of this Agreement and the other Restructuring Documents to which such Westin Party is a signatory;

                          (b) a certificate of incumbency with respect to the
             officers of each Westin Party authorized and directed to execute and deliver this Agreement and the other Restructuring Documents to which such Westin Party is a signatory;

                          (c) certified copies of the certificate or articles of
             incorporation, by-laws, partnership agreements and other organizational or governing documents of each of the Westin Parties, as amended through the date hereof;

                          (d) certificate(s) of good standing for each of the
             Westin Parties from the appropriate authority in its jurisdiction of incorporation or formation and in California and Illinois.

         2.3 Consents. TRS shall have received all of the consents necessary, in the opinion of TRS and its counsel, to accomplish the transactions contemplated by this Agreement and the other Restructuring Documents.

         2.4 Officer's Certificate. TRS shall have received, as an inducement to TRS to enter into this Agreement and the other Restructuring Documents, a certificate of St. Francis Hotel Corporation and St. Francis Hotel Partnership, in the case of the St. Francis Loan Documents, and Chicago Hotel Corporation and Chicago Hotel Partnership, in the case of the Chicago Loan Documents, in each case executed by a designated officer of such entity reasonably acceptable to TRS and dated the date hereof, certifying to the best of such person's knowledge that as of such date:

                          (a) no Event of Default (as defined in the St. Francis
             Deed of Trust or the Chicago Mortgage, as applicable) has occurred and is continuing under any of the St. Francis Loan Documents or the Chicago Loan Documents, as applicable; and

                          (b) the representations and warranties of the Chicago
             Debtor or the St. Francis Debtor, as applicable, contained in this Agreement, the other Restructuring Documents and the Loan Documents to which the Chicago Debtor or the St. Francis Debtor, as applicable, is a party, and in any certificate, document or financial or other statement furnished by the Chicago Debtor or the St. Francis Debtor, as applicable, are true and correct.

         2.5 Financing Fee. The Chicago Debtor and the St. Francis Debtor shall have paid TRS a single financing fee in the amount of $200,000 (the "Financing Fee"), payable in cash on the Effective Date.

         2.6 Payment of Professional Fees and Other Expenses. The Chicago Debtor and the St. Francis Debtor shall have paid in full (i) all reasonable fees, expenses and disbursements of Latham & Watkins for which invoices have been submitted to them on or before the Effective Date, (ii) all title insurance fees incurred in connection with the title insurance described in Section 2.9, (iii) appraisal fees and (iv) all recording and other expenses incurred by TRS in connection herewith. This condition precedent shall not derogate from the continuing obligations of the Chicago Debtor and the St. Francis Debtor under the applicable indemnification and reimbursement provisions of the Chicago Mortgage and the St. Francis Deed of Trust.

         2.7 Documentation and Proceedings. All corporate, partnership and other legal proceedings and all instruments in connection with the transactions contemplated by this Agreement and the other Restructuring Documents shall be satisfactory in form and substance to TRS and its counsel, and TRS shall have received all information and copies of all documents, including records of corporate and partnership proceedings, governmental approvals and incumbency certificates which it may have reasonably requested in connection with the transactions contemplated by this Agreement and the other Restructuring Documents, such documents where appropriate to be certified by proper officers.

         2.8 Legal Opinions. TRS shall have received the opinion of the Westin Parties' Illinois local counsel, California local counsel and Delaware local counsel addressed to TRS, and such other opinions of counsel as TRS may reasonably request, in each case, in form and substance satisfactory to TRS and its counsel.

         2.9 Title Insurance. TRS shall have received title insurance policies (or endorsements to the existing title insurance policies), in form and substance satisfactory to TRS and its counsel, issued by title insurance companies satisfactory to TRS, with endorsements satisfactory to TRS (i) showing the St. Francis Deed of Trust and the Chicago Mortgage to be a first and prior lien or charge upon the Mortgaged Property (as defined in the St. Francis Deed of Trust) and the Premises (as defined in the Chicago Mortgage), respectively,
(ii) bringing the existing title insurance policies in favor of TRS to date and
(iii) insuring the Second Amendment to St. Francis Deed of Trust and the Second Amendment to Chicago Mortgage, respectively.

         2.10 FF&E Escrow Agreements. The Chicago Hotel Partnership, TRS, and American National Bank & Trust Company of Chicago, as Escrow Agent ("ANB") are parties to that certain Chicago FF&E Escrow Agreement dated as of June 2, 1994. The St. Francis Hotel Partnership, TRS, and Wells Fargo Bank, as Escrow Agent are parties to that certain St. Francis FF&E Escrow Agreement dated as of June 2, 1994. (The Chicago FF&E Escrow Agreement and the St. Francis FF&E Escrow Agreement are collectively referred to herein as the "Escrow Agreements.") The parties agree that the Escrow Agreements shall remain in full force and effect so long as the indebtedness owed to TRS pursuant to the Loans remains outstanding. All references in either of the Escrow Agreements to the St. Francis Note, the St. Francis Deed of Trust, the Chicago Note, the Chicago Mortgage, or any other document affected by this Agreement or any of the Restructuring Documents shall after the Effective Date be deemed to be a reference to such document as amended in connection with this Agreement. The parties agree that within 10 days after the Effective Date, they shall cooperate to send the Escrow Agents under the Escrow Agreements a joint notification of this Agreement substantially in the form of Exhibits B-1 and B-2 hereto.

         2.11 Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement and the other Restructuring Documents shall be satisfactory in form and substance to TRS and its counsel.

         3. Disbursement of Escrowed Funds. The Westin Parties agree that on the Effective Date, the $250,000 ("Escrowed Funds") previously deposited by the St. Francis Hotel Partnership and the Chicago Hotel Partnership with TRS pursuant to the terms of the Term Sheet shall be disbursed as follows:

                  a. $200,000 shall be paid to TRS as payment for the Financing Fee as provided in Section 2.5.

                  b. An amount equal to the fees and expenses payable as of the Effective Date pursuant to Section 2.6 shall be paid to TRS or as TRS may direct.

                  c. The balance of the Escrowed Funds, if any, and any interest earned on the Escrowed Funds shall be disbursed to, WHLP, which entity shall be responsible for any tax liabilities owed on the interest paid to WHLP.

         4.   Consents.

         4.1 Subject to satisfaction of the conditions to effectiveness set forth in Section 6, Westin hereby consents to the execution and delivery by the parties thereto of the Restructuring Documents referenced in Section 2 hereof.

         5. Release of Guarantees. Upon the Effective Date, all obligations of Westin to TRS pursuant to that certain Payment Guaranty and Reimbursement Agreement (St. Francis Loan) dated June 2, 1994 by Westin in favor of TRS (the "Westin St. Francis Guaranty") and that certain Payment Guaranty and Reimbursement Agreement (Chicago Loan) dated June 2, 1994 by Westin in favor of TRS (the "Westin Chicago Guaranty"), in each case executed by Westin, shall terminate and thereafter be null and void.

         6. Effectiveness of Restructuring Documents Executed by the Westin Parties. Contemporaneously with the execution of this Agreement, each of the Westin Parties has executed the Restructuring Documents to which it is a party. Those Restructuring Documents shall become effective on the Effective Date upon TRS's execution and delivery of the Restructuring Documents referenced in
Section 2 hereof.

         7.   Representations and Warranties.

         7.1 Representations and Warranties by the St. Francis Debtor. To induce TRS to enter into this Agreement and the other applicable Restructuring Documents, each of St. Francis Hotel Corporation and St. Francis Hotel Partnership jointly and severally represents and warrants to TRS that as of the Effective Date:

                  (a) Reaffirmation. All of the covenants, representations,
             warranties and agreements made by St. Francis Hotel Corporation and St. Francis Hotel Partnership in each of the St. Francis Loan Documents are hereby reaffirmed and ratified in all respects (as if St. Francis Hotel Partnership were a signatory to each of the St. Francis Loan Documents in the same capacity as St. Francis Hotel Corporation), and all such covenants, representations, warranties and agreements shall have the same force and effect as if each were separately stated herein and made as of the date hereof (and as if St. Francis Hotel Partnership were a signatory to each of the St. Francis Loan Documents in the same capacity as St. Francis Hotel Corporation).

                  (b) Corporate/Partnership Existence. Each of St. Francis Hotel
             Corporation and St. Francis Hotel Partnership (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the corporate or partnership power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (iii) is duly qualified as a foreign corporation or a foreign partnership, as applicable, and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.

                  (c) Corporate Power; Authorization; Enforceable Obligations.
             Each of St. Francis Hotel Corporation and St. Francis Hotel Partnership has the corporate or partnership power and authority to execute, deliver and perform this Agreement, the other Restructuring Documents and all other agreements or documents executed or to be executed by it in connection herewith or therewith, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of this Agreement, the other Restructuring Documents and all other agreements or documents executed or to be executed by it in connection herewith or therewith. No consent or authorization of, filing with or other act by or in respect of any governmental authority or any other person or entity (except as heretofore obtained) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the other Restructuring Documents or the other agreements or documents executed or to be executed by it in connection herewith or therewith. Each of the St. Francis Loan Documents, this Agreement, the other Restructuring Documents to which St. Francis Hotel Corporation or St. Francis Hotel Partnership is a party and any other agreement or document executed or to be executed by St. Francis Hotel Corporation or St. Francis Hotel Partnership in connection herewith or therewith constitutes the legal, valid and binding obligations of St. Francis Hotel Corporation and St. Francis Hotel Partnership enforceable against each of them in accordance with its respective terms, except as limited by insolvency and other laws affecting the rights of creditors generally.

                  (d) No Bar. The execution, delivery and performance of this
             Agreement, the other Restructuring Documents to which St. Francis Hotel Corporation and/or St. Francis Hotel Partnership is a party and any other agreement or document executed or to be executed by either of them in connection herewith or therewith will not result in (i) a violation of or a conflict with any provision of the certificate or articles of incorporation, by-laws, partnership agreement, as applicable, or any other organizational or governing documents of St. Francis Hotel Corporation or St. Francis Hotel Partnership, (ii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which either St. Francis Hotel Corporation or St. Francis Hotel Partnership is a party or by which it or any of its property is bound, or (iii) a violation by either of St. Francis Hotel Corporation or St. Francis Hotel Partnership of any law, rule or regulation or order, judgment, decree or other determination of any court, any other governmental authority or any arbitrator, in each case applicable to it or any of its property or to which it or any of its property is subject.

                  (e) No Default. There are no (i) Events of Default (as defined in the St. Francis Deed of Trust) under any of the St. Francis Loan Documents, (ii) events which with notice or lapse of time or both would constitute any such Events of Default, or (iii) other defaults under any of the Loan Documents or Restructuring Documents.

                  (f) Obligations. The outstanding principal amount of the
             Obligations (as defined in the St. Francis Deed of Trust) as of May 27, 1997 is not less than $91,454,410.86. All of the Obligations are validly existing and enforceable obligations of the St. Francis Debtor enforceable in accordance with their respective terms to TRS or to the Trustee for the benefit of TRS. There are no claims, counterclaims, defenses (personal or otherwise) or rights of setoff, recoupment, offset or reduction of any kind or nature to any of the Obligations or otherwise arising under any of the St. Francis Loan Documents.

                  (g) Liens. Pursuant to the St. Francis Loan Documents
             (including, without limitation, the granting clauses in the St. Francis Deed of Trust), each of St. Francis Hotel Corporation and St. Francis Hotel Partnership (as if a signatory to each of the St. Francis Loan Documents in the same capacity as St. Francis Hotel Corporation) granted to TRS or to the Trustee for the benefit of TRS first-priority liens and security interests in and on all of the Mortgaged Property (as defined in the St. Francis Deed of Trust) now owned or hereafter acquired by either or both of St. Francis Hotel Corporation and St. Francis Hotel Partnership. All of the liens and security interests granted to TRS or the Trustee for the benefit of TRS (i) are valid, perfected, binding and enforceable, (ii) are first-priority liens and security interests,
             (iii) secure all of the Obligations, (iv) attach to substantially all of the real and personal property now owned or hereafter acquired by St. Francis Hotel Corporation and St. Francis Hotel Partnership, respectively, and (v) are hereby renewed, extended, ratified and confirmed by St. Francis Hotel Corporation and St. Francis Hotel Partnership, respectively, in all respects.

                  (h) St. Francis Management Agreement. The Original St. Francis
             Management Agreement, as amended by the First Amendment to St. Francis Management Agreement, has not been otherwise amended or modified and is in full force and effect. There are no Events of Termination (as defined in the St. Francis Management Agreement) or other defaults under the St. Francis Management Agreement by any party thereto.

         7.2 Representations and Warranties of the Chicago Debtor. To induce TRS to enter into this Agreement and the other applicable Restructuring Documents, each of Chicago Hotel

Corporation and Chicago Hotel Partnership jointly and severally represents and warrants to TRS that as of the Effective Date:

                  (a) Reaffirmation. All of the covenants, representations,
             warranties and agreements made by Chicago Hotel Corporation and Chicago Hotel Partnership in each of the Chicago Loan Documents are hereby reaffirmed and ratified in all respects (as if Chicago Hotel Partnership were a signatory to each of the Chicago Loan Documents in the same capacity as Chicago Hotel Corporation), and all such covenants, representations, warranties and agreements shall have the same force and effect as if each were separately stated herein and made as of the date hereof (and as if Chicago Hotel Partnership were a signatory to each of the Chicago Loan Documents in the same capacity as Chicago Hotel Corporation).

                  (b) Corporate/Partnership Existence. Each of Chicago Hotel
             Corporation and Chicago Hotel Partnership (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the corporate or partnership power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (iii) is duly qualified as a foreign corporation or a foreign partnership, as applicable, and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.

                  (c) Corporate Power; Authorization; Enforceable Obligations.
             Each of Chicago Hotel Corporation and Chicago Hotel Partnership has the corporate or partnership power and authority to execute, deliver and perform this Agreement, the other Restructuring Documents and all other agreements or documents executed or to be executed by it in connection herewith or therewith, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of this Agreement, the other Restructuring Documents and all other agreements or documents executed or to be executed by it in connection herewith or therewith. No consent or authorization of, filing with or other act by or in respect of any governmental authority or any other person or entity (except as heretofore obtained) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the other

             Restructuring Documents or the other agreements or documents executed or to be executed by it in connection herewith or therewith. Each of the Chicago Loan Documents, this Agreement, the other Restructuring Documents to which Chicago Hotel Corporation or Chicago Hotel Partnership is a party and any other agreement or document executed or to be executed by Chicago Hotel Corporation or Chicago Hotel Partnership in connection herewith or therewith constitutes the legal, valid and binding obligations of Chicago Hotel Corporation and Chicago Hotel Partnership enforceable against each of them in accordance with its respective terms, except as limited by insolvency and other laws affecting the rights of creditors generally.

                  (d) No Bar. The execution, delivery and performance of this
             Agreement, the other Restructuring Documents to which Chicago Hotel Corporation and/or Chicago Hotel Partnership is a party and any other agreement or document executed or to be executed by either of them in connection herewith or therewith will not result in (i) a violation of or a conflict with any provision of the certificate or articles of incorporation, by-laws, partnership agreement, as applicable, or any other organizational or governing documents of Chicago Hotel Corporation or Chicago Hotel Partnership, (ii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which either Chicago Hotel Corporation or Chicago Hotel Partnership is a party or by which it or any of its property is bound, or (iii) a violation by either of Chicago Hotel Corporation or Chicago Hotel Partnership of any law, rule or regulation or order, judgment, decree or other determination of any court, any other governmental authority or any arbitrator, in each case applicable to it or any of its property or to which it or any of its property is subject.

                  (e) No Default. There are no (i) defaults under any of the
             Chicago Loan Documents, (ii) events which with notice or lapse of time or both would constitute any such defaults, or (iii) other defaults under any of the Loan Documents or Restructuring Documents.

                  (f) Obligations. The outstanding principal amount of the
             indebtedness secured by (and defined in) the Chicago Mortgage as of May 27, 1997 is not less than $31,027,500.08. All of the indebtedness secured by the Chicago Mortgage constitutes validly existing and enforceable obligations of the Chicago Debtor enforceable in accordance with their respective terms to TRS. There are no claims, counterclaims, defenses (personal or otherwise) or rights of setoff, recoupment, offset or reduction of any kind or nature to any of the indebtedness secured by the Chicago Mortgage or otherwise arising under any of the Chicago Loan Documents.

                  (g) Liens. Pursuant to the Chicago Loan Documents (including, without limitation, the granting clauses in the Chicago Mortgage), each of Chicago Hotel Corporation and Chicago Hotel Partnership (as if a signatory to each of the Chicago Loan Documents in the same capacity as Chicago Hotel Corporation) granted to TRS first-priority liens and security interests in and on all of the Mortgaged Property (as defined in the Mortgage) now owned or hereafter acquired by either or both of Chicago Hotel Corporation and Chicago Hotel Partnership. All of the liens and security interests granted to TRS (i) are valid, perfected, binding and enforceable, (ii) are first-priority liens and security interests,
             (iii) secure all of the indebtedness (as defined in the Chicago Mortgage), (iv) attach to substantially all of the real and personal property now owned or hereafter acquired by Chicago Hotel Corporation and Chicago Hotel Partnership, respectively, and (v) are hereby renewed, extended, ratified and confirmed by Chicago Hotel Corporation and Chicago Hotel Partnership, respectively, in all respects.

                  (h) Chicago Management Agreement. The Original Chicago
             Management Agreement, as amended by the First Amendment to Chicago Management Agreement, has not been otherwise amended or modified and is in full force and effect. There are no Events of Termination (as defined in the Chicago Management Agreement) or other defaults under the Chicago Management Agreement by any party thereto.

         7.3 Representations and Warranties by Westin, Westin Realty and WHLP. To induce TRS to enter into this Agreement and the other applicable Restructuring Documents, each of Westin, Westin Realty and WHLP hereby severally represents and warrants to TRS that as of the Effective Date:

                  (a) Corporate/Partnership Existence. It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the corporate or partnership power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (iii) is duly qualified as a foreign corporation or a foreign partnership, as applicable, and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.

                  (b) Corporate/Partnership Power; Authorization; Enforceable
             Obligations. It has the corporate or partnership power and authority to execute, deliver and perform this Agreement, the other Restructuring Documents to which it is a party and any other agreements or documents executed or to be executed by it in connection herewith or therewith, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of this Agreement, the other Restructuring Documents and any other agreements or documents executed or to be executed by it in connection herewith or therewith. No consent or authorization of, filing with or other act by or in respect of any governmental authority or any other person or entity (except as heretofore obtained) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the other Restructuring Documents to which it is a party or any other agreement or document executed or to be executed by it in connection herewith or therewith. This Agreement, the other Restructuring Documents to which it is a party and any other agreement or document executed or to be executed by it in connection herewith or therewith constitute legal, valid and binding obligations of it enforceable against it in accordance with their respective terms, except as limited by insolvency and other laws affecting the rights of creditors generally.

                  (c) No Bar. The execution, delivery and performance of this
             Agreement, the other Restructuring Documents to which it is a party and any other agreement or document executed or to be executed by it in connection herewith or therewith will not result in (i) a violation of or a conflict with any provision of its certificate or articles of incorporation, by-laws, partnership agreement, as applicable, or any other of its organizational or governing documents, (ii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which it is a party or by which it or any of its property is bound, or (iii) a violation by it of any law, rule or regulation or order, judgment, decree or other determination of any court, any other governmental authority or any arbitrator, in each case applicable to it or any of its property or to which it or any of its property is subject.

                  (d) No Defaults. There are no defaults by it under any of the
             Loan Documents or Restructuring Documents to which it is a party.

         7.4 Additional Representations and Warranties by Westin and WHLP. To induce TRS to enter into this Agreement and the applicable Restructuring Documents, each of Westin and WHLP hereby severally represents and warrants to TRS (and in the case of Section 7.4 (c), Westin, but not WHLP, represents and warrants to TRS) that as of the Effective Date:

                  (a) Reaffirmation. All of the covenants, representations,
             warranties and agreements made by it in each of the Loan Documents to which it is a party are hereby reaffirmed and ratified in all respects, and all such covenants, representations, warranties and agreements shall have the same force and effect as if each were separately stated herein and made as of the date hereof.

                  (b) Management Agreements. Each of the Original St. Francis
             Management Agreement, as amended by the First Amendment to St. Francis Management Agreement, and the Original Chicago Management Agreement, as amended by the First Amendment to Chicago Management Agreement, has not been otherwise amended or modified, and is in full force and effect. There are no Events of Termination (as defined in the St. Francis Management Agreement) or Events of Termination (as defined in the Chicago Management Agreement) or other defaults under the St. Francis Management Agreement or the Chicago Management Agreement by any party thereto.

                  (c) No Liability As Maker of Notes. Westin is not liable,
             directly or indirectly, under the St. Francis Note or the Chicago Note, or for the St. Francis Loan or the Chicago Loan as a maker (accommodation or otherwise) thereof or as a general partner of The Westin St. Francis Limited Partnership or The Westin Chicago Limited Partnership.

         8.  Covenants.

         8.1 Covenants by St. Francis Debtor and Chicago Debtor.

                  (a) Payment of Professional Fees. In accordance with (and
             without limiting the generality of) the applicable provisions of the St. Francis Deed of Trust or the Chicago Mortgage, as applicable, each of the St. Francis Debtor and the Chicago Debtor hereby agrees to pay one-half of the reasonable fees, expenses and disbursements of Latham & Watkins, as TRS's counsel, incurred in connection with, or in anticipation of, the Restructuring, including, without limitation, all reasonable fees, expenses and disbursements incurred in connection with the negotiation and preparation of the Restructuring Documents and the review of the Loan Documents in connection therewith. All of such fees, expenses and disbursements for which an invoice has been submitted to the St. Francis Debtor or the Chicago Debtor, as applicable, on or before the Effective Date shall be paid on the Effective Date, and any such fees, expenses and disbursements for which an invoice is submitted after the Effective Date shall be paid on or before the thirtieth (30th) day after the St. Francis Debtor's or the Chicago Debtor's receipt of such invoice.

         8.2 Covenants by Westin.

                  (a) Compliance with the St. Francis Deed of Trust and the
             Chicago Mortgage. Unless TRS otherwise consents in writing, Westin agrees (i) to promptly provide TRS, upon request by TRS, with all documents and information supplied by Westin under either Management Agreement; (ii) to meet with representatives of TRS to review any proposed Operating Plan and Budget (as defined in either Management Agreement) prior to finalization of same or to review any Proposed Capital Plan (as defined in the St. Francis Deed of Trust or the Chicago Mortgage) and to consider in good faith any objections, comments, proposals or questions which TRS may have concerning any such proposed Operating Plan and Budget or any such Proposed Capital Plan, as applicable, and to provide any information or documentation reasonably requested by TRS in connection with its review of any such proposed Operating Plan and Budget or any such Proposed Capital Plan or any request by the St. Francis Debtor or the Chicago Debtor to deviate from the applicable Capital Plan (as defined in the St. Francis Deed of Trust or the Chicago Mortgage); (iii) not to accept or otherwise receive (and to cause its affiliates not to accept or otherwise receive) directly or indirectly from the St. Francis Debtor or the Chicago Debtor any payments, distributions, or other transfers of property of any kind (whether monetary or nonmonetary) that are prohibited by Section
             2.13 of the St. Francis Deed of Trust or Paragraph 36 of the Chicago Mortgage, as applicable, and to the extent, notwithstanding the foregoing, Westin or any of its affiliates accepts or otherwise receives any such prohibited payment, distribution or other transfer, Westin will (or will cause the applicable affiliate to) immediately deliver same (subject at all times to TRS's lien thereon) to the applicable St. Francis Debtor or Chicago Debtor, and (iv) in the event any Chicago Debtor or St. Francis Debtor is the subject of a bankruptcy case, not to make (or cause any of its affiliates to make) any loans or other extensions of credit to such Debtor (or such Debtor's estate) unless such loans or extensions of Credit are subordinate to the applicable Loan owing to TRS.

         8.3 Covenants by WHLP.

                  (a) No Acceptance of Prohibited Payments. WHLP hereby agrees not to accept or otherwise receive directly or indirectly from the St. Francis Debtor or the Chicago Debtor any payments, distributions or other transfers of property of any kind (whether monetary or nonmonetary) that are prohibited by Section 2.13 of the St. Francis Deed of Trust or Paragraph 36 of the Chicago Mortgage, as applicable. To the extent, notwithstanding the foregoing, WHLP accepts or otherwise receives any such prohibited payment, distribution, or other transfer, it will immediately deliver same (subject at all times to TRS's lien thereon) to the applicable St. Francis Debtor or Chicago Debtor.

         8.4 Covenants by Westin Realty.

                  (a) No Acceptance of Prohibited Payments. Westin Realty hereby agrees not to accept or otherwise receive directly or indirectly from the St. Francis Debtor or the Chicago Debtor any payments, distributions, or other transfers of property of any kind (whether monetary or nonmonetary) that are prohibited by Section 2.13 of the St. Francis Deed of Trust or Paragraph 36 of the Chicago Mortgage, as applicable. To the extent, notwithstanding the foregoing, Westin Realty accepts or otherwise receives any such prohibited payment, distribution, or other transfer, it will immediately deliver same (subject at all times to TRS's lien thereon) to the applicable St. Francis Debtor or Chicago Debtor.

         9. Release.

        9.1 EACH OF WESTIN, WESTIN REALTY, WHLP, ST. FRANCIS HOTEL CORPORATION, ST. FRANCIS HOTEL PARTNERSHIP, CHICAGO HOTEL CORPORATION AND CHICAGO HOTEL PARTNERSHIP, FOR ITSELF AND ITS AFFILIATES, PREDECESSORS, SUCCESSORS, SUCCESSORS IN INTEREST AND ASSIGNS, AND ALL OF ITS AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, COUNSEL AND REPRESENTATIVES, AND ALL PERSONS ACTING BY, THROUGH OR UNDER CONTROL OF ANY OF THE FOREGOING (FOR PURPOSES OF THIS SECTION 9.1, EACH IS REFERRED TO AS A "RELEASOR"), HEREBY RELEASES, WAIVES, DISCHARGES AND COVENANTS NOT TO SUE TRS OR ANY OF ITS PREDECESSORS, SUCCESSORS OR ASSIGNS OR ANY OF THE OFFICERS, DIRECTORS, SHAREHOLDERS, AGENTS, COUNSEL, FINANCIAL ADVISORS, EMPLOYEES AND/OR REPRESENTATIVES OF ANY OF THE FOREGOING (FOR PURPOSES OF THIS SECTION 9.1, EACH IS REFERRED TO AS A "RELEASEE") WITH RESPECT TO ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS, DAMAGES, DEMANDS, COSTS, EXPENSES, LIABILITIES AND OTHER OBLIGATIONS OF ANY KIND WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, FORESEEN OR UNFORESEEN, IN LAW OR IN EQUITY (COLLECTIVELY "CLAIMS") WHICH ANY RELEASOR NOW HAS OR WHICH MAY ARISE IN THE FUTURE AND WHICH ARE BASED ON ACTS, OMISSIONS, FACTS, MATTERS, TRANSACTIONS OR OCCURRENCES WHETHER OR NOT KNOWN, ARISING ON OR PRIOR TO THE DATE HEREOF, WHICH CLAIMS RELATE TO OR ARISE FROM OR ARE OTHERWISE IN CONNECTION WITH ANY OF THE
FOLLOWING: (A) ANY RELEASEE'S ADMINISTRATION OF THE LOANS OR OTHER EXTENSIONS OF CREDIT OR ITS CONDUCT IN CONNECTION THEREWITH; (B) THE CONDUCT OF ANY RELEASEE DURING THE NEGOTIATION, DOCUMENTATION, EXECUTION AND DELIVERY OF ANY OF (I) THE LOANS, (II) THE LOAN DOCUMENTS, (III) THE RESTRUCTURING DOCUMENTS, OR (IV) ANY OTHER AGREEMENTS OR DOCUMENTS EXECUTED OR TO BE EXECUTED IN CONNECTION HEREWITH OR WITH ANY LOAN DOCUMENT OR ANY RESTRUCTURING DOCUMENT; (C) ANY ALLEGED SPECIAL OR FIDUCIARY RELATIONSHIP OF ANY RELEASEE TO ANY RELEASOR; (D) ANY OTHER THEORY OF LENDER LIABILITY TO ANY RELEASOR; AND (E) ANY OTHER ACTIONS OR OMISSIONS BY ANY RELEASEE IN CONNECTION WITH ANY OF THE LOANS, THE LOAN DOCUMENTS, THE RESTRUCTURING DOCUMENTS OR ANY OTHER AGREEMENTS OR DOCUMENTS EXECUTED OR TO BE EXECUTED IN CONNECTION THEREWITH OR WITH ANY LOAN DOCUMENT OR ANY RESTRUCTURING DOCUMENT.

        9.2 EACH WESTIN PARTY REPRESENTS AND WARRANTS TO TRS THAT AS OF THE DATE HEREOF, NO RELEASOR HAS ASSIGNED ANY INTEREST IN ANY OF THE CLAIMS BEING RELEASED HEREBY TO ANY OTHER PERSON.

         9.3 THE WESTIN PARTIES, FOR THEMSELVES AND THE OTHER RELEASORS, HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY THEIR LEGAL COUNSEL IN CONNECTION WITH THE GRANTING OF THIS WAIVER AND RELEASE. EACH WESTIN PARTY AGREES THAT IF IT ASSERTS AGAINST ANY RELEASEE ANY OF THE CLAIMS RELEASED HEREIN, SUCH WESTIN PARTY SHALL BE OBLIGATED TO PAY, IN ADDITION TO ANY OTHER DAMAGES CAUSED TO THE RELEASEES THEREBY, ALL REASONABLE ATTORNEYS' FEES INCURRED BY THE RELEASEES IN DEFENDING OR OTHERWISE RESPONDING TO SUCH CLAIMS.

         9.4 ANY RELEASEE WHO IS NOT A PARTY TO THIS AGREEMENT SHALL HAVE THE RIGHTS OF A THIRD PARTY BENEFICIARY WITH RESPECT TO THE PROVISIONS OF THIS
SECTION 9.

         10. Prepayment Premium Illustration. The parties agree that the example calculation of the prepayment premium attached hereto as Exhibit "A" correctly illustrates the methodology of the calculation of the prepayment premium provisions set forth in paragraph 6 of the Chicago Note and paragraph 6 of the St. Francis Note.

         11. Cross-Default; Conflicting Provisions. Any breach of, or default under, any of the provisions of this Agreement (including, without limitation, any breach of any representation or warranty by any Westin Party) or any of the other Restructuring Documents by any Westin Party shall constitute an Event of Default under the St. Francis Loan Documents and a default under the Chicago Loan Documents. In the event of any inconsistency between any provision in either Management Agreement, on the one hand, and any provision in any Loan Documents or Restructuring Documents, on the other hand, the provisions of the Loan Documents and the Restructuring Documents shall control.

         12.  Miscellaneous.

         12.1 Jurisdiction. The parties hereto agree that all disputes between any of them arising out of, connected with or related to or incidental to the relationship established between them in connection with this Agreement, and whether arising in contract, tort, equity or otherwise, shall be resolved only by the state or federal courts located in Cook County, Illinois, in the case of any dispute involving the Chicago Loan, or by the state or federal courts located in the County of San Francisco, California, in the case of any dispute involving the St. Francis Loan, but the parties hereto acknowledge that any appeals from those courts may have to be heard by a court located outside of Cook County, Illinois, or County of San Francisco, California, as applicable. The parties hereto waive in all disputes any objection that they may have to the location or jurisdiction of the court designated to consider such dispute in accordance with the first sentence of this Section.

         12.2 Amendments; Choice of Law; and Severability. This Agreement may not be amended or modified except in writing. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) and decisions of the State of Illinois. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12.3 Successors and Assigns; No Third Party Beneficiary. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that each of the parties hereto other than TRS shall not have the right to assign their respective rights under this Agreement without the prior written consent of TRS. This Agreement is intended for the sole benefit of, and is only enforceable by, the parties hereto, the Trustee for the benefit of TRS, and their respective successors and permitted assigns, and in the case of Section 9, any Releasee, and no right, benefit or remedy of any nature whatsoever is intended to be conferred upon any other person or entity by reason of this Agreement.

         12.4 Counterparts. This Agreement may be executed (including, without limitation, by way of facsimile) by any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Executed signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         12.5 Headings. Section headings in this Agreement are included herein for convenience and reference only and shall not constitute a part of this Agreement for any purpose.

         12.6 Entire Agreement. This Agreement, the other Restructuring Documents and the Loan Documents contain the entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements (including the Term Sheet), covenants, arrangements, communications, representations or warranties made, whether oral or written, by the parties hereto or by any officer, employee or representative of any party. This Agreement supersedes in its entirety the Term Sheet. This Agreement is not intended to modify or supersede the First Restructuring Agreement or any of the documents executed in connection therewith except with respect to specific amendments to the Loans that apply to periods on or after December 1, 1996.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Restructuring Agreement to be duly executed as of the date first above written.

                              WESTIN HOTEL COMPANY

                              By:      /s/ Douglas C. Sutten
                              Its:     Vice President


                              WESTIN REALTY CORP.

                              By:      /s/ Douglas C. Sutten

                              Its:     Vice President


                              WESTIN HOTELS LIMITED PARTNERSHIP

                              By:      Westin Realty Corporation,
                                       its General Partner

                                       By:      /s/ Douglas C. Sutten

                                       Its:     Vice President


                              ST. FRANCIS HOTEL CORPORATION

                              By:      /s/ Douglas C. Sutten

                              Its:     Vice President


                              THE WESTIN ST. FRANCIS LIMITED
                                PARTNERSHIP

                              By:      St. Francis Hotel Corporation,
                                       its General Partner

                                       By:      /s/ Douglas C. Sutten

                                       Its:     Vice President

            [Signature page 1 of 2 to Second Restructuring Agreement]

                              909 NORTH MICHIGAN AVENUE CORPORATION

                              By:      /s/ Douglas C. Sutten

                              Its:     Vice President


                              THE WESTIN CHICAGO LIMITED PARTNERSHIP

                              By:      909 North Michigan Avenue
                                       Corporation, its General Partner

                                       By:      /s/ Douglas C. Sutten

                                       Its:     Vice President


                              TEACHER RETIREMENT SYSTEM OF TEXAS, a
                              public pension fund and an agency
                              of the State of Texas


                              By:      /s/ Timothy S. Monter

                              Its:     Loan Administration Manager

            [Signature page 2 of 2 to Second Restructuring Agreement]

                           Prepayment Premium Example

The following example is intended for illustrative purposes only. Although the figures utilized correspond to the St. Francis Note, the same methodology applies to the Chicago Note.

Assumptions
-----------

-- St. Francis Note prepaid on December 1, 2002 (after making 12/1/02 payment).

-- "Treasury Yield" rate at time of prepayment is 6.80%.

-- Principal balance at time of prepayment is $87,986,932.59
   (see amortization schedule at A-3).

Then
----

-- Applied discount rate to remaining payments is 7.80% (6.80% + 1.00%) or 1.95% per quarter.

-- Quarterly discount rate is 1 divided by 1.0195 = .980873%.

-- The present value calculation is set forth on A-2.

-- The prepayment premium due is $3,055,103.40.



                                   Exhibit A

                      Present Value Calculation

  # of        Date of
Remaining    Remaining
Payments     Payments      Payment Amount  Discount Rate  Present Value
---------    ---------     --------------  -------------  -------------

   1          3/1/03      $ 2,278,888.29    0.980873    $ 2,235,299.99
   2          6/1/03      $ 2,278,888.29    0.962112    $ 2,192,545.41
   3          9/1/03      $ 2,278,888.29    0.943710    $ 2,150,608.59
   4         12/1/03      $ 2,278,888.29    0.925659    $ 2,109,473.90
   5          3/1/04      $ 2,278,888.29    0.907954    $ 2,069,126.00
   6          6/1/04      $ 2,278,888.29    0.890588    $ 2,029,549.82
   7          9/1/04      $ 2,278,888.29    0.873553    $ 1,990,730.62
   8         12/1/04      $ 2,278,888.29    0.856845    $ 1,952,653.92
   9          3/1/05      $ 2,278,888.29    0.840456    $ 1,915,305.51
  10          6/1/05      $ 2,278,888.29    0.824381    $ 1,878,671.46
  11          9/1/05      $ 2,278,888.29    0.808613    $ 1,842,738.11
  12         12/1/05      $ 2,278,888.29    0.793146    $ 1,807,492.06
  13          3/1/06      $ 2,278,888.29    0.777976    $ 1,772,920.16
  14          6/1/06      $ 2,278,888.29    0.763096    $ 1,739,009.51
  15          9/1/06      $ 2,278,888.29    0.748500    $ 1,705,747.48
  16         12/1/06      $ 2,278,888.29    0.734183    $ 1,673,121.65
Balloon      12/1/96      $81,692,193.00    0.734183    $59,977,041.79
                          --------------    --------    --------------
                                                        $91,042,035.99


Total Present Value                                     $91,042,035.99
Less Principal Balance                                  $87,986,932.59
                                                        --------------
                                                        $ 3,055,103.40
(see amortization schedule)                             ==============



                                   Exhibit A

Westin St. Francis Loan Payment Schedule


            Beginning                                                Principal        Ending
              Balance       Rate    Amort     Interest      Payment       Paid       Balance
 3/1/97    91,454,411    1.8750%    N        1,714,770    1,714,770        -      91,454,411
 6/1/97    91,454,411    1.8750%    N        1,714,770    1,714,770        -      91,454,411
 9/1/97    91,454,411    1.8750%    N        1,714,770    1,714,770        -      91,454,411
12/1/97    91,454,411    1.8750%    N        1,714,770    1,714,770        -      91,454,411
 3/1/98    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
 6/1/98    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
 9/1/98    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
12/1/98    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
 3/1/99    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
 6/1/99    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
 9/1/99    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
12/1/99    91,454,411    2.2125%    N        2,023,429    2,023,429        -      91,454,411
2/29/00    91,454,411    2.2125%    Y        2,023,429    2,278,888    255,459    91,198,951
 6/1/00    91,198,951    2.2125%    Y        2,017,777    2,278,888    261,111    90,937,840
 9/1/00    90,937,840    2.2125%    Y        2,012,000    2,278,888    266,889    90,670,951
12/1/00    90,670,951    2.2125%    Y        2,006,095    2,278,888    272,793    90,398,158
 3/1/01    90,398,158    2.2125%    Y        2,000,059    2,278,888    278,829    90,119,329
 6/1/01    90,119,329    2.2125%    Y        1,993,890    2,278,888    284,998    89,834,331
 9/1/01    89,834,331    2.2125%    Y        1,987,585    2,278,888    291,304    89,543,027
12/1/01    89,543,027    2.2125%    Y        1,981,139    2,278,888    297,749    89,245,278
 3/1/02    89,245,278    2.2125%    Y        1,974,552    2,278,888    304,337    88,940,942
 6/1/02    88,940,942    2.2125%    Y        1,967,818    2,278,888    311,070    88,629,872
 9/1/02    88,629,872    2.2125%    Y        1,960,936    2,278,888    317,952    88,311,919
12/1/02    88,311,919    2.2125%    Y        1,953,901    2,278,888    324,987    87,986,932
 3/1/03    87,986,932    2.2125%    Y        1,946,711    2,278,888    332,177    87,654,755
 6/1/03    87,654,755    2.2125%    Y        1,939,361    2,278,888    339,527    87,315,228
 9/1/03    87,315,228    2.2125%    Y        1,931,849    2,278,888    347,039    86,968,189
12/1/03    86,968,189    2.2125%    Y        1,924,171    2,278,888    354,717    86,613,472
2/29/04    86,613,472    2.2125%    Y        1,916,323    2,278,888    362,565    86,250,907
 6/1/04    86,250,907    2.2125%    Y        1,908,301    2,278,888    370,587    85,880,320
 9/1/04    85,880,320    2.2125%    Y        1,900,102    2,278,888    378,786    85,501,534
12/1/04    85,501,534    2.2125%    Y        1,891,721    2,278,888    387,167    85,114,367
 3/1/05    85,114,367    2.2125%    Y        1,883,155    2,278,888    395,733    84,718,634
 6/1/05    84,718,634    2.2125%    Y        1,874,400    2,278,888    404,489    84,314,145
 9/1/05    84,314,145    2.2125%    Y        1,865,450    2,278,888    413,438    83,900,708
12/1/05    83,900,708    2.2125%    Y        1,856,303    2,278,888    422,585    83,478,123
 3/1/06    83,478,123    2.2125%    Y        1,846,953    2,278,888    431,935    83,046,188
 6/1/06    83,046,188    2.2125%    Y        1,837,397    2,278,888    441,491    82,604,696
 9/1/06    82,604,696    2.2125%    Y        1,827,629    2,278,888    451,259    82,153,437
12/1/06    82,153,437    2.2125%    Y        1,817,645    2,278,888    461,243    81,692,193


                                                Exhibit A

                                  May 27, 1997


American National Bank & Trust
 Company of Chicago
33 North LaSalle Street
Chicago, IL 60690
ATTN: Corporate Trust Division

        Re: Chicago FF&E Escrow Agreement
            -----------------------------

Dear Sirs:

        Reference is made to that certain Chicago FF&E Escrow Agreement dated as of June 2, 1994 ("Agreement") by and among The Westin Chicago Limited Partnership ("Depositor"), Teacher Retirement System of Texas ("Lender") and American National Bank and Trust Company of Chicago ("Escrow Agent"). Terms used and not otherwise defined herein shall have the same meaning as in the Agreement. This is to advise the Escrow Agent that Depositor, Lender, and others have entered into a Second Restructuring Agreement dated as of May 27, 1997. In connection with the Second Restructuring Agreement, the Note and the Mortgage were each amended pursuant to amendments dated as of May 27, 1997, copies of which are enclosed, along with a copy of the Second Restructuring Agreement. Among other things, the amendments to the Note extended the maturity date of the Note to November 30, 2006. Pursuant to 2.10 of the Second Restructuring Agreement, Depositor and Lender have agreed that all references in the Agreement to the Note and the Mortgage shall henceforth be deemed to refer to the Note and the Mortgage, as amended in connection with the Second Restructuring Agreement. Section 2.10 of such Agreement further provides that the Agreement shall remain in full force and effect so long as the indebtedness owed to Lender pursuant to the Note (as amended) remains outstanding.

        If you have any questions concerning the foregoing, please contact the undersigned.

                     THE WESTIN CHICAGO LIMITED PARTNERSHIP

                     By: 909 North Michigan Avenue
                         Corporation, its General Partner

                         By:  ___________________________

                         Its: ___________________________

                     TEACHER RETIREMENT SYSTEM OF TEXAS, a
                     public pension fund and an agency
                     of the State of Texas

                     By:  ___________________________

                     Its: ___________________________



                                  Exhibit B-1

                                        May 27, 1997



Wells Fargo Bank
111 Sutter Street
11th Floor
MAC 0188-112
San Francisco, CA 94163-5094
ATTN: Kevin Sobie


        RE:  ST. FRANCIS FF&E ESCROW AGREEMENT


Dear Sirs:

        Reference is made to that certain St. Francis FF&E Escrow Agreement dated as of June 2, 1994 ("Agreement") by and among The Westin Chicago Limited Partnership ("Depositor"), Teacher Retirement System of Texas ("Lender") and Wells Fargo Bank ("Escrow Agent"). Terms used and not otherwise defined herein shall have the same meaning as in the Agreement. This is to advise the Escrow Agent that Depositor, Lender, and others have entered into a Second Restructuring Agreement dated as of May 27, 1997. In connection with the Second Restructuring Agreement, the Note and the Mortgage were each amended pursuant to amendments dated as of May 27, 1997, copies of which are enclosed, along with a copy of the Second Restructuring Agreement. Among other things, the amendments to the Note extended the maturity date of the Note to November 30, 2006. Pursuant to 2.10 of the Second Restructuring Agreement, Depositor and Lender have agreed that all references in the Agreement to the Note and the Mortgage shall henceforth be deemed to refer to the Note and the Mortgage, as amended in connection with the Second Restructuring Agreement. Section 2.10 of such Agreement further provides that the Agreement shall remain in full force and effect so long as the indebtedness owed to Lender pursuant to the Note (as amended) remains outstanding.

        If you have any questions concerning the foregoing, please contact the undersigned.


                                THE WESTIN CHICAGO LIMITED PARTNERSHIP

                                By:  909 North Michigan Avenue
                                     Corporation, its General Partner

                                     By:  _____________________________

                                     Its: _____________________________


                                TEACHER RETIREMENT SYSTEM OF TEXAS, a
                                public pension fund and an agency
                                of the State of Texas


                                By:  __________________________________

                                Its: __________________________________



                                  Exhibit B-2